Waddell & Reed Advisors
                    High Income
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    ------------------
                    September 30, 2000

         CONTENTS

         3     Manager's Letter

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        19     Statement of Assets and Liabilities

        20     Statement of Operations

        21     Statement of Changes in Net Assets

        22     Financial Highlights

        26     Notes to Financial Statements

        31     Independent Auditors' Report

        32     Income Tax Information

        34     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors High Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors High Income Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S LETTER
-----------------------------------------------------------------
SEPTEMBER 30, 2000

Dear Shareholder:

This report relates to the operation of Waddell & Reed Advisors High Income Fund, Inc. for the fiscal year ended September 30, 2000. The following graphs and tables provide you with information regarding the Fund's performance during that period, while the following discussion provides you with information regarding the Fund's performance during the twelve months ended September 30, 2000. The Fund's board of directors recently approved a change in the Fund's fiscal year-end from March 31 to September 30.

During the last year, the Federal Reserve Bank has raised interest rates more than 100 basis points, which has increased the cost of funds to new issuers. This has also backed up prices of securities in the secondary market. In addition, for the majority of the year, money left the high yield market.
During 1999, the market had inflows of $3.9 billion, while year-to-date in 2000 the market has seen a $5.3 billion outflow. These events have led to very small new issuances in the market, with only $37.6 billion for the nine months ended September 30, 2000, down 60 percent from 1999. The annualized default rate hit a high of 5.8 percent for the quarter ended June 30, 2000, and has declined to
2.9 percent for the three months ended August 31, 2000. This compares to 5.3 percent and 3.78 percent, respectively, for comparable periods in 1999. The increase in the default rate has led to a greater focus on credit quality and has widened the spread between good-quality and lower-quality securities. Also adding to market jitters has been the increased cost of energy and the impact of that increase on the economy.

Because of the factors listed above, we have raised cash and reduced exposure to cyclicals and telecommunications companies. In addition, we have increased holdings in shorter duration paper as well as higher quality, non-cyclical paper. This has been done in an attempt to reduce the sensitivity of the fund to increased interest rates. Although there was not a significant change in style, the cash balance is now approximately 14 percent, compared with approximately five percent last year. We spent a few years reducing exposure to the short yield to call paper, and we have reversed that in order to become more defensive.

The strategies and techniques we applied resulted in the Waddell & Reed Advisors High Income Fund slightly underperforming over the last twelve months, returning -5.42 percent for that period, compared with the Lipper High Current Yield Funds Universe Average of 0.03 percent return (which reflects the universe of funds with similar investment objectives), and the Salomon Brothers High Yield Market Index return of 1.02 percent (which reflects the performance of securities that generally represent the high-yield bond market).

We believe all of the conditions previously listed should continue to drive the market in 2001. However, during the next year, we believe these factors should abate and become positives for the market. We believe that because of the rise in oil prices and the increase in rates, the world economies should slow, allowing the Federal Reserve to possibly reverse course and start to lower interest rates. There are already signs of slowing in the United States and in Europe, which we believe will become more pronounced in the next few months. The current spreads to treasuries, mentioned above, give the market significant upside potential when this occurs. As soon as the trends reverse, we intend to aggressively invest the cash reserves in the market.

In closing, I would like to thank you for your investment, your continued confidence and your support of Waddell & Reed Advisors High Income Fund.


Sincerely,



Louise D. Rieke
Manager, Waddell & Reed Advisors High Income Fund, Inc.

Comparison of Change in Value of $10,000 Investment


===== Waddell & Reed Advisors High Income Fund, Inc., Class A Shares* -- $23,990
 ..... Salomon Brothers High Yield Market Index - $25,679
----- Lipper High Current Yield Funds Universe Average -- $24,857

               Waddell & Reed               Lipper
               Advisors     Salomon           High
               High        Brothers        Current
               Income          High          Yield
               Fund, Inc.,    Yield           Fund
               Class         Market       Universe
               A Shares       Index        Average
               --------- ----------     ----------
03/31/91 Purchase             9,425         10,000         10,000
03/31/92       12,415        12,799         12,972
03/31/93       14,242        14,876         15,050
03/31/94       15,481        16,129         16,617
03/31/95       16,011        17,230         16,908
03/31/96       18,279        19,784         19,422
03/31/97       20,280        21,979         21,638
03/31/98       23,937        25,529         25,414
03/31/99       24,344        25,796         25,052
03/31/00       24,186        25,181         25,148
09/30/00       23,990        25,679         24,857

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   9-30-00          -5.42%     ---       ---       0.61%
5 Years Ended
   9-30-00          5.47%      ---       ---       ---
10 Years Ended
   9-30-00          9.81%      ---       ---       ---
Since inception of
   Class** through
   9-30-00           ---       -5.26%    -1.56%    6.30%

 *Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
**10-4-99 for Class B and Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
WADDELL & REED ADVISORS HIGH INCOME FUND, INC.

PORTFOLIO STRATEGY:
Invests generally in           GOALS:   To seek, as its primary
High-Risk, High-Yield                   goal, a high level of
Fixed-Income Securities                 current income.  As a
                                        secondary goal, to seek capital growth
                                        when
                                        consistent with its
Maximum 20% Common Stock                primary goal.

                            STRATEGY:   Invests primarily in a diversified
                                        portfolio of high-yield, high-risk,
                                        fixed-income securities.  The Fund
                                        invests primarily in the lower quality,
                                        non-investment grade bonds, commonly
                                        called junk bonds.  The Fund may invest
                                        up to 20% of its total assets in common
                                        stock in order to seek capital growth.

                             FOUNDED:   1979

        SCHEDULED DIVIDEND FREQUENCY:   MONTHLY


PERFORMANCE SUMMARY -- Class A Shares


           PER SHARE DATA
For the Fiscal Period Ended September 30, 2000
----------------------------------------------
DIVIDENDS PAID                  $0.37
                                =====
NET ASSET VALUE ON
   9/30/00                      $8.10
   3/31/00                       8.54
                               ------
CHANGE PER SHARE               $(0.44)
                               ======

Past performance is not necessarily indicative of future results.

AVERAGE ANNUAL TOTAL RETURN (1)
                         Class A                      Class B
                  -----------------------    -----------------------*
                      With      Without         With     Without
Period           Sales Load(2) Sales Load(3)  CDSC(4)    CDSC(5)
------            ----------   ----------    ----------- --------
 1-year period
  ended 9-30-00     -5.42%       0.35%            ---        ---
 5-year period
  ended 9-30-00     5.47%        6.72%            ---        ---
10-year period
  ended 9-30-00     9.81%       10.47%            ---        ---
Cumulative return
  since inception
  of Class (6)       ---          ---           -5.26%        -0.68%

(1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(3)Performance data does not take into account the sales load deducted on an initial purchase.
(4)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(5)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(6)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).


AVERAGE ANNUAL TOTAL RETURN (1)
                         Class C               Class Y(2)
                  -----------------------      ----------
                      With      Without
Period               CDSC(3)     CDSC(4)
------            ----------   ----------
 1-year period
  ended 9-30-00      ---          ---            0.61%
 5-year period
  ended 9-30-00      ---          ---             ---
10-year period
  ended 9-30-00      ---          ---             ---
Cumulative return
  since inception
  of Class(5)       -1.56%      -0.64%            ---
Since inception
  of Class(5)        ---          ---            6.30%

(1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(3)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.
(4)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(5)10-4-99 for Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).

PORTFOLIO HIGHLIGHTS

On September 30, 2000, Waddell & Reed Advisors High Income Fund, Inc. had net assets totaling $758,220,044 invested in a diversified portfolio of:

 75.87%  Corporate Debt Securities
 14.61%  Cash and Cash Equivalents
  7.98%  Common and Preferred Stocks and Warrants
  1.54%  Other Government Security

As a shareholder of Waddell & Reed Advisors High Income Fund, Inc., for every $100 you had invested on September 30, 2000, your Fund owned:

 $41.85  Transportation, Communication, Electric
           and Sanitary Services Bonds
  17.13  Services Bonds
  14.61  Cash and Cash Equivalents
   8.47  Manufacturing Bonds
   7.98  Common and Preferred Stocks and Warrants
   5.09  Wholesale and Retail Trade Bonds
   3.33  Miscellaneous Bonds
   1.54  Other Government Security

THE INVESTMENTS OF
WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000
                                            Shares          Value
COMMON AND PREFERRED STOCKS AND WARRANTS
Business Services - 0.43%
 Clear Channel Communications, Inc.* .. 57,865 $3,269,372 Cybernet Internet Services International,
   Inc., Warrants (A)* .................     3,250         24,375
   Total ...............................                3,293,747

Chemicals and Allied Products - 1.34%
 Smith International, Inc.*  ...........   125,000     10,195,312

Communication - 1.52%
 Adelphia Communications Corporation,
   13.0% Preferred .....................     7,500        750,000
 Allegiance Telecom, Inc., Warrants (A)*     7,000        385,000
 Crown Castle International Corp.*  ....    60,000      1,861,875
 IntelCom Group Inc., Warrants (A)*  ...    20,625          2,063
 Intermedia Communications Inc.,
   13.5% Preferred .....................     8,026      7,664,846
 Leap Wireless International, Inc.,
   Warrants (A)* .......................     4,750        356,250
 OnePoint Communications Corp.,
   Warrants (A)* .......................     4,000        340,000
 Primus Telecommunications Group, Incorporated,
   Warrants* ...........................     5,000         27,500
 VersaTel Telecom International N.V.,
   Warrants (A)* .......................       350        108,500
   Total ...............................               11,496,034

Electric, Gas and Sanitary Services - 0.00%
 Consolidated Hydro, Inc.,
   Class B Warrants* ...................     7,578         26,523
 Consolidated Hydro, Inc.,
   Class C Warrants* ...................     4,919             49
   Total ...............................                   26,572

Electronic and Other Electric Equipment - 0.28%
 Level 3 Communications, Inc.*  ........    20,000      1,543,125
 Metricom Inc., Warrants*  .............     4,000         60,000
 PF.Net Communications, Warrants (A)* ..     2,375        510,625
   Total ...............................                2,113,750

Food and Kindred Products - 0.92%
 Keebler Foods Company  ................   166,500      6,993,000

Industrial Machinery and Equipment - 0.98%
 Baker Hughes Incorporated  ............   100,000      3,712,500
 Cooper Cameron Corporation*  ..........    50,000      3,684,375
   Total ...............................                7,396,875

                See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                            Shares          Value
COMMON AND PREFERRED STOCKS AND
 WARRANTS (Continued)
Nondepository Institutions - 0.45%
 California Federal Preferred Capital
   Corporation, 9.125% Preferred .......   150,000     $3,393,750

Paper and Allied Products - 0.15%
 SF Holdings Group, Inc., Class C (A)*       1,890          9,450
 SF Holdings Group, Inc.,
   13.75% Preferred ....................       200        810,000
 SF Holdings Group, Inc.,
   13.75% Preferred (A)* ...............        78        315,143
   Total ...............................                1,134,593

Petroleum and Coal Products - 1.28%
 Exxon Mobil Corporation  ..............    65,000      5,793,125
 Royal Dutch Petroleum Company,
   NY Shares ...........................    65,000      3,895,938
   Total ...............................                9,689,063

Radiotelephone Communications - 0.62%
 GT Group Telecom, Inc., Warrants (A) ..     3,950        266,625
 Microcell Telecommunications Inc.,
   Warrants (A)* .......................    58,000      3,619,026
 Powertel, Inc., Warrants*  ............    16,000        864,000
   Total ...............................                4,749,651

TOTAL COMMON AND PREFERRED STOCKS
 AND WARRANTS - 7.97%                                 $60,482,347
 (Cost: $50,543,753)

                                         Principal
                                         Amount in
                                         Thousands
CORPORATE DEBT SECURITIES
Agricultural Production - Crops - 0.36%
 Hines Horticulture, Inc.,
   11.75%, 10-15-05 ....................   $ 2,750      2,763,750

Amusement and Recreation Services - 4.34%
 Aztar Corporation,
   8.875%, 5-15-07 .....................     2,500      2,431,250
 Hollywood Park, Inc.,
   9.25%, 2-15-07 ......................    12,750     13,005,000
 Mohegan Tribal Gaming Authority,
   8.75%, 1-1-09 .......................     4,250      4,218,125
 Premier Parks Inc.,
   9.75%, 6-15-07 ......................     3,250      3,055,000
 Station Casinos, Inc.:
   8.875%, 12-1-08 .....................     5,650      5,416,938
   9.875%, 7-1-10 (A) ..................     4,750      4,755,937
   Total ...............................               32,882,250
                See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Auto Repair, Services and Parking - 0.72%
 Avis Rent A Car, Inc.,
   11.0%, 5-1-09 .......................   $ 5,000   $  5,437,500

Automotive Dealers and Service Stations - 0.30%
 TravelCenters of America, Inc.,
   10.25%, 4-1-07 ......................     2,250      2,278,125

Business Services - 2.55%
 Adams Outdoor Advertising Limited Partnership,
   10.75%, 3-15-06 .....................     5,000      5,181,250
 Cybernet Internet Services
   International, Inc.,
   14.0%, 7-1-09 .......................     3,250      1,511,250
 Lamar Advertising Company:
   9.625%, 12-1-06 .....................     4,500      4,606,875
   8.625%, 9-15-07 .....................     2,750      2,695,000
 National Equipment Services, Inc.,
   10.0%, 11-30-04 .....................     4,600      3,254,500
 Outdoor Systems, Inc.,
   8.875%, 6-15-07 .....................     2,000      2,052,500
   Total ...............................               19,301,375

Chemicals and Allied Products - 0.40%
 Sterling Chemicals, Inc.,
   12.375%, 7-15-06 ....................     3,000      3,060,000

Communication - 21.19%
 Adelphia Communications Corporation:
   9.25%, 10-1-02 ......................     3,700      3,672,250
   10.5%, 7-15-04 ......................     5,000      4,993,750
 Alestra, S. de R.L. de C.V.,
   12.625%, 5-15-09 ....................     6,500      6,223,750
 CSC Holdings, Inc.,
   8.125%, 8-15-09 .....................     4,000      3,945,960
 Century Communications Corp.,
   0.0%, 3-15-03 .......................     2,000      1,525,000
 Comcast UK Cable Partners Limited,
   0.0%, 11-15-07 (B) ..................     9,000      8,505,000
 Concentric Network Corporation,
   12.75%, 12-15-07 ....................     4,000      4,020,000
 Crown Castle International Corp.:
   0.0%, 5-15-11 (B) ...................    10,250      6,611,250
   9.0%, 5-15-11 .......................     5,000      4,750,000
 Diamond Cable Communications Plc,
   0.0%, 12-15-05 (B) ..................    15,500     14,570,000


                See Notes to Schedule of Investments on page 18.


THE INVESTMENTS OF
WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000
                                         Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
 EchoStar DBS Corporation,
   9.375%, 2-1-09 ......................   $15,500   $ 15,190,000
 FrontierVision Holdings, L.P.,
   11.0%, 10-15-06 .....................     3,500      3,526,250
 Global Crossing Holdings Ltd.,
   9.5%, 11-15-09 ......................     4,500      4,477,500
 Grupo Iusacell, S.A. de C.V.,
   14.25%, 12-1-06 .....................     1,650      1,753,125
 Hyperion Telecommunications, Inc.:
   0.0%, 4-15-03 (B) ...................    10,125      8,226,562
   12.0%, 11-1-07 ......................     1,250        812,500
 ITC /\ DeltaCom, Inc.,
   11.0%, 6-1-07 .......................     4,350      4,132,500
 Intermedia Communications of Florida, Inc.,
   0.0%, 5-15-06 (B)....................     4,500      4,275,000
 Leap Wireless International, Inc.,
   12.5%, 4-15-10 ......................     4,750      3,823,750
 MetroNet Communications Corp.,
   0.0%, 6-15-08 (B) ...................     7,000      5,844,020
 NEXTLINK Communications, Inc.:
   9.625%, 10-1-07 .....................     2,250      2,002,500
   10.75%, 6-1-09 ......................     3,500      3,237,500
 ONO Finance Plc,
   13.0%, 5-1-09 .......................     3,500      3,115,000
 OnePoint Communications Corp.,
   14.5%, 6-1-08 .......................     4,000      4,020,000
 Primus Telecommunications Group, Incorporated:
   11.75%, 8-1-04 ......................     5,000      2,825,000
   12.75%, 10-15-09 ....................     1,775        994,000
 Qwest Communications International Inc.,
   0.0%, 10-15-07 (B) ..................     2,750      2,432,430
 Renaissance Media Group LLC,
   0.0%, 4-15-08 (B) ...................     6,000      4,080,000
 Rhythms NetConnections Inc.,
   14.0%, 2-15-10 ......................     5,000      3,200,000
 Rogers Cablesystems Limited,
   10.0%, 12-1-07 ......................     3,555      3,714,975
 SpectraSite Holdings, Inc.,
   0.0%, 3-15-10 (B) ...................     9,750      4,972,500
 Telewest Communications plc,
   0.0% 10-1-07 (B) ....................     7,300      6,971,500
 Time Warner Telecom LLC and Time
   Warner Telecom Inc.,
   9.75%, 7-15-08 ......................     2,500      2,318,750
 United International Holdings, Inc.,
   0.0%, 2-15-08 (B) ...................     8,750      5,950,000
   Total ...............................              160,712,322

                See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Depository Institutions - 0.40%
 Sovereign Bancorp, Inc.,
   10.25%, 5-15-04 .....................   $ 3,000   $  3,036,240

Eating and Drinking Places - 2.22%
 Domino's, Inc.,
   10.375%, 1-15-09 ....................     6,850      6,533,188
 Foodmaker, Inc.,
   8.375%, 4-15-08 .....................     9,250      8,741,250
 NE Restaurant Company, Inc.,
   10.75%, 7-15-08 .....................     2,000      1,530,000
   Total ...............................               16,804,438

Electric, Gas and Sanitary Services - 1.44%
 El Paso Electric Company,
   9.4%, 5-1-11 ........................     5,000      5,360,950
 Transportadora de Gas del Sur S.A.,
   10.375%, 04-15-03 (A) ...............     5,500      5,596,250
   Total ...............................               10,957,200

Electronic and Other Electric Equipment - 1.22%
 Elgar Holdings, Inc.,
   9.875%, 2-1-08 ......................     4,000      2,300,000
 Level 3 Communications, Inc.:
   11.0%, 3-15-08 ......................     4,000      3,840,000
   9.125%, 5-1-08 ......................     1,500      1,293,750
 PF.Net Communications,
   13.75%, 5-15-10 (A) .................     2,375      1,816,875
   Total ...............................                9,250,625

Food and Kindred Products - 0.89%
 B & G Foods, Inc.,
   9.625%, 8-1-07 ......................     4,500      3,262,500
 Pilgrim's Pride Corporation,
   10.875%, 8-1-03 .....................     3,500      3,508,750
   Total ...............................                6,771,250

Food Stores - 0.45%
 Big V Supermarkets, Inc.,
   11.0%, 2-15-04 ......................     5,000      3,425,000

Furniture and Fixtures - 0.59%
 Sealy Mattress Company,
   0.0%, 12-15-07 (B) ..................     6,000      4,470,000


                See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Health Services - 4.56%
 Abbey Healthcare Group Incorporated,
   9.5%, 11-1-02 .......................   $10,500   $ 10,434,375
 Columbia/HCA Healthcare Corporation:
   7.0%, 7-1-07 ........................     3,500      3,233,125
   7.25%, 5-20-08 ......................     2,250      2,092,500
 Extendicare Health Services, Inc.,
   9.35%, 12-15-07 .....................     2,000      1,160,000
 IASIS Healthcare Corporation,
   13.0%, 10-15-09 .....................     4,750      4,607,500
 Tenet Healthcare Corporation:
   8.0%, 1-15-05 .......................     3,500      3,447,500
   8.625%, 1-15-07 .....................     4,750      4,678,750
   9.25%, 9-1-10 (A) ...................     4,750      4,940,000
   Total ...............................               34,593,750

Holding and Other Investment Offices - 1.37%
 Grupo Industrial Durango, S.A. de C.V.,
   12.625%, 8-1-03 .....................     6,000      6,157,500
 Host Marriott, L.P.,
   9.25%, 10-1-07 (A) ..................     4,250      4,196,492
   Total ...............................               10,353,992

Hotels and Other Lodging Places - 4.96%
 CapStar Hotel Company,
   8.75%, 8-15-07 ......................     3,000      2,812,500
 HMH Properties, Inc.,
   7.875%, 8-1-08 ......................    12,000     11,070,000
 Lodgian Financing Corp.,
   12.25%, 7-15-09 .....................     1,100        935,000
 MGM Grand, Inc.,
   9.75%, 6-1-07 .......................     5,750      5,936,875
 Park Place Entertainment Corporation,
   8.875%, 9-15-08 (A) .................     7,750      7,672,500
 Prime Hospitality Corp.:
   9.25%, 1-15-06 ......................     5,750      5,699,687
   9.75%, 4-1-07 .......................     3,500      3,517,500
   Total ...............................               37,644,062

Industrial Machinery and Equipment - 0.49%
 American Standard Inc.,
   9.25%, 12-1-16 ......................     1,099      1,099,000
 Terex Corporation,
   8.875%, 4-1-08 ......................     3,000      2,640,000
   Total ...............................                3,739,000


                See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                         Principal
                                         Amount in
                                         Thousands          Value

CORPORATE DEBT SECURITIES (Continued)
Insurance Carriers - 0.42%
 LifePoint Hospitals Holdings, Inc.,
   10.75%, 5-15-09 .....................   $ 3,000   $  3,172,500

Miscellaneous Retail - 1.51%
 Michaels Stores, Inc.,
   10.875%, 6-15-06 ....................    11,000     11,440,000

Oil and Gas Extraction - 0.78%
 Canadian Forest Oil Co. Ltd.,
   8.75%, 9-15-07 ......................     3,000      2,910,000
 R&B Falcon Corporation,
   9.5%, 12-15-08 ......................     2,750      2,973,438
   Total ...............................                5,883,438

Paper and Allied Products - 1.80%
 Buckeye Cellulose Corporation,
   8.5%, 12-15-05 ......................     2,750      2,722,500
 Container Corporation of America,
   11.25%, 5-1-04 ......................     5,000      5,056,250
 Fonda Group, Inc. (The),
   9.5%, 3-1-07 ........................     1,500      1,252,500
 SF Holdings Group, Inc.,
   0.0%, 3-15-08 (B) ...................     5,750      3,018,750
 Sweetheart Cup Company, Inc.,
   10.5%, 9-1-03 .......................     1,725      1,604,250
   Total ...............................               13,654,250

Petroleum and Coal Products - 0.41%
 Building Materials Corporation of America,
   8.0%, 12-1-08 .......................     5,000      3,075,000

Primary Metal Industries - 0.77%
 Commonwealth Aluminum Corporation,
   10.75%, 10-1-06 .....................     3,000      2,790,000
 ISG Resources, Inc.,
   10.0%, 4-15-08 ......................     1,600      1,336,000
 Wheeling-Pittsburgh Corporation,
   9.25%, 11-15-07 .....................     4,875      1,706,250
   Total ...............................                5,832,250

Radio and Television Broadcasting Stations - 6.03%
 ACME Television, LLC,
   10.78%, 9-30-04 .....................     7,400      7,039,250
 Allbritton Communications Company,
   9.75%, 11-30-07 .....................     5,750      5,627,813
 American Radio Systems Corporation,
   9.0%, 2-1-06 ........................     3,750      3,881,250
                See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                         Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Radio and Television Broadcasting Stations (Continued)
 LIN Holdings Corp.,
   0.0%, 3-1-08 (B) ....................   $ 7,000   $  5,040,000
 LIN Television Corporation,
   8.375%, 3-1-08 ......................     5,900      5,649,250
 Rogers Communications Inc.,
   9.125%, 1-15-06 .....................     7,500      7,575,000
 Salem Communications Corporation,
   9.5%, 10-1-07 .......................     4,300      4,214,000
 Spanish Broadcasting System, Inc.,
   9.625%, 11-1-09 .....................     4,250      4,234,063
 Susquehanna Media Co.,
   8.5%, 5-15-09 .......................     2,500      2,450,000
   Total ...............................               45,710,626

Radiotelephone Communications - 8.50%
 GT Group Telecom, Inc.,
   0.0%, 2-1-10 (A)(B) .................     3,950      1,718,250
 Intercel, Inc.,
   0.0%, 2-1-06 (B) ....................     5,000      5,025,000
 Microcell Telecommunications Inc.,
   0.0%, 6-1-06 (B) ....................    15,000     14,362,500
 Nextel Communications, Inc.,
   0.0%, 9-15-07 (B) ...................     2,500      2,050,000
 Nextel International, Inc.:
   0.0%, 4-15-08 (B) ...................    11,875      7,689,063
   12.75%, 8-1-10 (A) ..................     5,500      5,403,750
 Nextel Partners, Inc.:
   0.0%, 2-1-09 (B) ....................     9,350      6,545,000
   11.0%, 3-15-10 (A) ..................     3,625      3,652,187
 Powertel, Inc.,
   11.125%, 6-1-07 .....................     1,500      1,603,125
 Sprint Spectrum L.P.,
   0.0%, 8-15-06 (B) ...................    12,000     11,809,920
 VoiceStream Wireless Corporation,
   10.375%, 11-15-09 ...................     4,250      4,568,750
   Total ...............................               64,427,545

Railroad Transportation - 1.10%
 Kansas City Southern Railway Company (The),
   9.5%, 10-1-08 (A) ...................     1,000      1,012,500
 TFM, S.A. de C.V.:
   10.25%, 6-15-07 .....................     1,750      1,610,000
   0.0%, 6-15-09 (B) ...................     7,500      5,700,000
   Total ...............................                8,322,500


                See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                         Principal
                                         Amount in
                                         Thousands          Value
CORPORATE DEBT SECURITIES (Continued)
Rubber and Miscellaneous Plastics Products - 0.89%
 Graham Packaging Company and GPC Capital Corp. I,
   8.75%, 1-15-08 ......................   $ 2,500   $  2,125,000
 Graham Packaging Holdings Company,
   0.0%, 1-15-09 (B) ...................     1,250        656,250
 Home Products International, Inc.,
   9.625%, 5-15-08 .....................     6,500      3,965,000
   Total ...............................                6,746,250

Textile Mill Products - 0.83%
 Anvil Knitwear, Inc.,
   10.875%, 3-15-07 ....................     1,275      1,144,312
 Consoltex Group Inc.,
   11.0%, 10-1-03 ......................     7,000      5,127,500
   Total ...............................                6,271,812

Transportation by Air - 1.69%
 Atlas Air, Inc.:
   10.75%, 8-1-05 ......................     1,250      1,295,312
   9.375%, 11-15-06 ....................    11,500     11,543,125
   Total ...............................               12,838,437

Transportation Equipment - 0.18%
 Federal-Mogul Corporation,
   7.875%, 7-1-10 ......................     3,600      1,368,000

Trucking and Warehousing - 1.90%
 Iron Mountain Incorporated:
   10.125%, 10-1-06 ....................     3,500      3,561,250
   8.125%, 5-15-08 .....................     4,150      3,776,500
 Pierce Leahy Corp.,
   9.125%, 7-15-07 .....................     7,250      7,050,625
   Total ...............................               14,388,375

Wholesale Trade - Durable Goods - 0.21%
 Heafner (J.H.) Company, Inc. (The),
   10.0%, 5-15-08 ......................     4,250      1,593,750

Wholesale Trade - Nondurable Goods - 0.40%
 Core-Mark International, Inc.,
   11.375%, 9-15-03 ....................     3,250      3,071,250

TOTAL CORPORATE DEBT SECURITIES - 75.87%             $575,276,862
 (Cost: $611,491,358)

                See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                         Principal
                                         Amount in
                                         Thousands          Value

OTHER GOVERNMENT SECURITY - 1.54%
Mexico
 United Mexican States,
   9.75%, 4-6-05 .......................   $11,000    $11,660,000
 (Cost: $10,996,473)

SHORT-TERM SECURITIES
 Amusement and Recreation Services - 2.03%
 Harrah's Entertainment, Inc.:
   7.0%, 10-16-00 ......................     2,800      2,791,833
   7.02%, 11-1-00 ......................    12,700     12,623,229
   Total ...............................               15,415,062

 Communication - 0.55%
 Viacom Inc.,
   6.71%, 10-5-00 ......................     4,167      4,163,893

 Electric, Gas and Sanitary Services - 3.99%
 Detroit Edison Co.:
   6.85%, 10-3-00 ......................     7,500      7,497,146
   6.8%, 10-16-00 ......................    10,000      9,971,667
 New York State Electric & Gas Corp.,
   6.72%, 10-24-00 .....................    12,800     12,745,045
   Total ...............................               30,213,858

 Food Stores - 3.14%
 Kroger Co. (The),
   7.05%, 10-2-00 ......................    23,828     23,823,334

 Motion Pictures - 0.16%
 Time Warner Entertainment Company, L.P.,
   7.0%, 10-2-00 .......................     1,174      1,173,772

 Nondepository Institutions - 1.56%
 PACCAR Financial Corp.,
   6.49%, Master Note ..................       135        135,000
 Penney (J.C.) Funding Corp.,
   6.85%, 10-25-00 .....................    11,750     11,696,342
   Total ...............................               11,831,342

 Railroad Transportation - 0.99%
 Union Pacific Corporation,
   6.95%, 10-6-00 ......................     7,525      7,517,736

TOTAL SHORT-TERM SECURITIES - 12.42%                  $94,138,997
 (Cost: $94,138,997)

TOTAL INVESTMENT SECURITIES - 97.80%                 $741,558,206
 (Cost: $767,170,581)
                See Notes to Schedule of Investments on page 18.

THE INVESTMENTS OF
WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
SEPTEMBER 30, 2000

                                                            Value


CASH AND OTHER ASSETS, NET OF LIABILITIES - 2.20%      16,661,838

NET ASSETS - 100.00%                                 $758,220,044

Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.

(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, the value of these securities amounted to $46,701,798 or 6.16% of net assets.
(B) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
(In Thousands, Except for Per Share Amounts)
Assets
 Investment securities -- at value
   (Notes 1 and 3) ...............................       $741,558
 Cash   ..........................................          5,750
 Receivables:
   Dividends and interest ........................         13,401
   Investment securities sold ....................         13,248
   Fund shares sold ..............................            285
 Prepaid insurance premium  ......................             61
                                                         --------
    Total assets  ................................        774,353
                                                         --------
Liabilities
 Payable for investment securities purchased  ....         12,378
 Payable to Fund shareholders  ...................          3,137
 Accrued service fee (Note 2)  ...................            151
 Accrued transfer agency and dividend
   disbursing (Note 2) ...........................            117
 Accrued management fee (Note 2)  ................             26
 Accrued accounting services fee (Note 2)  .......              8
 Accrued distribution fee (Note 2)  ..............              7
 Other  ..........................................            309
                                                         --------
    Total liabilities  ...........................         16,133
                                                         --------
      Total net assets ...........................       $758,220
                                                         ========
Net Assets
 $1.00 par value capital stock
   Capital stock .................................        $93,558
   Additional paid-in capital ....................        846,660
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income            616
   Accumulated undistributed net realized
    loss on investment transactions  .............       (157,002)
   Net unrealized depreciation in value of
    investments  .................................        (25,612)
                                                         --------
    Net assets applicable to outstanding
      units of capital ...........................       $758,220
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ........................................          $8.10
 Class B  ........................................          $8.10
 Class C  ........................................          $8.10
 Class Y  ........................................          $8.11
Capital shares outstanding
 Class A  ........................................         92,532
 Class B  ........................................            625
 Class C  ........................................            106
 Class Y  ........................................            295
Capital shares authorized ........................        500,000
                       See notes to financial statements.

WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
STATEMENT OF OPERATIONS
 (In Thousands)
                                  For the Fiscal   For the Fiscal
                                   Period Ended        Year Ended
                                   September 30,        March 31,
                                       2000                  2000
                                  --------------   --------------
Investment Income
 Income (Note 1B):
   Interest and amortization ..........  $38,926          $88,826
   Dividends ..........................    1,256            2,302
                                         -------          -------
    Total income  .....................   40,182           91,128
                                         -------          -------
 Expenses (Note 2):
   Investment management fee ..........    2,470            5,601
   Service fee:
    Class A ...........................      939            2,214
    Class B ...........................        5                2
    Class C ...........................        1             ---*
   Transfer agency and dividend disbursing:
    Class A ...........................      635            1,491
    Class B ...........................        6                2
    Class C ...........................        1             ---*
   Distribution fee:
    Class A ...........................       49              133
    Class B ...........................       14                5
    Class C ...........................        2                1
   Accounting services fee ............       44               86
   Audit fees .........................       12               19
   Legal fees .........................        4               13
   Shareholder servicing - Class Y ....        2                4
   Custodian fees .....................       ---*             21
   Other ..............................      105              218
                                         -------          -------
    Total expenses  ...................    4,289            9,810
                                         -------          -------
      Net investment income ...........   35,893           81,318
                                         -------          -------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net loss on securities  .....   (49,241)        (55,152)
 Realized net gain on
   forward currency contracts .........      333               27
 Realized net gain (loss) on
   foreign currency transactions.......      (274)             14
      .................................    -------         -------
   Realized net loss on investments ...   (49,182)        (55,111)
                                         -------          -------
   Unrealized appreciation (depreciation)
    in value of securities
    during the period  ................    7,045          (30,658)
   Unrealized appreciation in value of
    open forward currency contracts
    during the period                        ---               66
                                         -------          -------
    Unrealized appreciation (depreciation)
      in value of investments during
      the period ......................    7,045          (30,592)
                                         -------          -------
    Net loss on investments  ..........   (42,137)        (85,703)
                                         -------          -------
Net decrease in net assets resulting
       from operations  ...............   $(6,244)        $(4,385)
                                         =======          =======
*Not shown due to rounding.
                       See notes to financial statements.

WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)
                                      For the     For the fiscal
                                      fiscal        year ended
                                   period ended     March 31,
                                   September 30, -----------------
                                       2000        2000      1999
                                     ---------    ------    -----
Increase (decrease) in Net Assets
 Operations:
   Net investment income ..........  $ 35,893 $  81,318 $  88,331
   Realized net gain (loss) on
    investments  ..................   (49,182)  (55,111)    6,301
   Unrealized appreciation
    (depreciation) ................     7,045   (30,592)  (78,843)
                                      --------  -------- --------
    Net increase (decrease) in net assets
      resulting from operations ...    (6,244)   (4,385)   15,789
                                      --------  -------- --------
 Dividends to shareholders from
   net investment income (Note 1D):*
   Class A ........................   (35,714)  (82,674)  (86,920)
   Class B ........................      (153)      (47)      ---
   Class C ........................       (24)      (10)      ---
   Class Y ........................       (96)     (232)     (261)
                                      --------  -------- --------
                                      (35,987)  (82,963)  (87,181)
                                      --------  -------- --------
 Capital share transactions
   (Note 5) .......................   (30,763)  (92,717)  (22,419)
                                      --------  -------- --------
       Total decrease  ............   (72,994) (180,065)  (93,811)
Net Assets
 Beginning of period  .............   831,214 1,011,279 1,105,090
                                      --------  -------- --------
 End of period, including undistributed
   net investment income of $616, $984
   and $2,588, respectively .......  $758,220  $831,214$1,011,279
                                      ======== ======== =========
                 *See "Financial Highlights" on pages 22 - 25.
                       See notes to financial statements.

WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                     For the
                      fiscal
                      period  For the fiscal year ended March 31,
                     ended    -----------------------------------
                    9/30/00    2000   1999    1998   1997    1996
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of period  $8.54   $9.39 $10.04  $ 9.25  $9.09   $8.70
                      -----  ------ ------  ------  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.37    0.78   0.81    0.82   0.80    0.79
 Net realized and
   unrealized gain
   (loss) on
   investments .....  (0.44)  (0.84) (0.66)   0.79   0.16    0.40
                      -----   ----- ------  ------  -----   -----
Total from investment
 operations  .......  (0.07)  (0.06)  0.15    1.61   0.96    1.19
                      -----   ----- ------  ------  -----   -----
Less dividends
 from net
 investment income .  (0.37)  (0.79) (0.80)  (0.82) (0.80)  (0.80)
                      -----   ----- ------  ------  -----   -----
Net asset value,
 end of period  ....   8.10   $8.54 $ 9.39  $10.04  $9.25   $9.09
                      =====   ===== ======  ======  =====   =====
Total return* ......  -0.81%  -0.65%  1.70%  18.03% 10.94%  14.16%
Net assets, end
 of period (in
 millions)  ........   $750    $826 $1,009  $1,102   $983    $972
Ratio of expenses to
 average net assets    1.06%** 1.04%  0.94%   0.84%  0.89%   0.85%
Ratio of net investment
 income to average
 net assets  .......   8.94%** 8.65%  8.44%   8.38%  8.68%   8.74%
Portfolio turnover
 rate  .............  24.20%  41.55% 53.19%  63.40% 53.17%  41.67%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
**Annualized.

                       See notes to financial statements.

WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                             period       10/4/99*
                              ended        through
                            9/30/00        3/31/00
                            -------        -------
Net asset value,
 beginning of period          $8.54          $8.84
                              ----           ----
Income (loss) from investment
 operations:
 Net investment income         0.33           0.36
 Net realized and
   unrealized loss
   on investments ..          (0.44)         (0.30)
                              ----           ----
Total from investment
 operations  .......          (0.11)          0.06
                              ----           ----
Less dividends from
 net investment
 income  ...........          (0.33)         (0.36)
                              ----           ----
Net asset value,
 end of period  ....          $8.10          $8.54
                              ====           ====
Total return .......          -1.28%          0.61%
Net assets, end of
 period (in
 millions)  ........             $5             $3
Ratio of expenses to
 average net assets            1.99%**        1.96%**
Ratio of net investment
 income to average
 net assets  .......           8.02%**        7.79%**
Portfolio turnover
 rate  .............          24.20%         41.55%**

 *Commencement of operations.
**Annualized.


                       See notes to financial statements.

WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                             period       10/4/99*
                              ended        through
                            9/30/00        3/31/00
                            -------        -------
Net asset value,
 beginning of period          $8.54          $8.84
                              ----           ----
Income (loss) from investment
 operations:
 Net investment income         0.33           0.36
 Net realized and
   unrealized loss
   on investments ..          (0.43)         (0.30)
                              ----           ----
Total from investment
 operations  .......          (0.10)          0.06
                              ----           ----
Less dividends from
 net investment
 income  ...........          (0.33)         (0.36)
                              ----           ----
Net asset value,
 end of period  ....          $8.11          $8.54
                              ====           ====
Total return .......          -1.28%          0.65%
Net assets, end of
 period (000
 omitted)  .........           $856           $404
Ratio of expenses to
 average net assets            2.07%**        1.91%**
Ratio of net investment
 income to average
 net assets  .......           7.94%**        7.88%**
Portfolio turnover
 rate  .............          24.20%         41.55%**

 *Commencement of operations.
**Annualized.


                       See notes to financial statements.

WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:


                                                          For the
                    For the                                period
                     fiscal          For the fiscal          from
                     period       year ended March 31,    1/4/96*
                      ended   --------------------------- through
                    9/30/00    2000   1999    1998   1997 3/31/96
                    -------   -----  -----   -----  ----- -------
Net asset value,
 beginning of period  $8.54   $9.39 $10.04  $ 9.25  $9.10   $9.19
                      -----   ----- ------  ------  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.39    0.81   0.83    0.82   0.81    0.20
 Net realized and
   unrealized gain (loss)
   on investments ..  (0.44)  (0.84) (0.66)   0.79   0.15   (0.10)
                      -----   ----- ------  ------  -----   -----
Total from investment
 operations ........  (0.05)  (0.03)  0.17    1.61   0.96    0.10
                      -----   ----- ------  ------  -----   -----
Less dividends from
 net investment
 income ............  (0.39)  (0.82) (0.82)  (0.82) (0.81)  (0.19)
                      -----   ----- ------  ------  -----   -----
Net asset value,
 end of period .....  $8.10   $8.54  $9.39  $10.04  $9.25   $9.10
                      =====   ===== ======  ======  =====   =====
Total return .......  -0.69%  -0.39%  1.90%  18.13% 11.07%   1.00%
Net assets, end of
 period (in
 millions)  ........     $2      $2     $2      $3     $3      $2
Ratio of expenses
 to average net
 assets  ...........   0.80%** 0.79%  0.74%   0.77%  0.77%   0.80%**
Ratio of net
 investment income
 to average net
 assets  ...........   9.21%** 8.91%  8.62%   8.46%  8.78%   8.55%**
Portfolio
 turnover rate  ....  24.20%  41.55% 53.19%  63.40% 53.17%  41.67%**

 *Commencement of operations.
**Annualized.

                       See notes to financial statements.

WADDELL & REED ADVISORS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors High Income Fund, Inc. (the "Fund"), formerly United High Income Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, by investing primarily in a diversified portfolio of high-yield, high-risk fixed income securities, with a secondary objective of capital growth when consistent with the primary objective. Effective for the fiscal period ended September 30, 2000, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to September 30 to March 31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums and post-1984 market discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. Net investment income, net realized gains and net assets were not affected by this change.

                                       29
                                                                        11/22/00
                                                                         3:45 PM
     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion; and 0.50% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

     In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.6125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $574,009. During the period ended September 30, 2000, W&R received $11,604 and $144 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $390,592 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $12,060, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $173,581,180, while proceeds from maturities and sales aggregated $265,300,619. Purchases of short-term securities aggregated $4,300,469,652, while proceeds from maturities and sales aggregated $4,236,253,000. No U.S. Government securities were bought or sold during the period ended September 30, 2000.

     For Federal income tax purposes, cost of investments owned at September 30, 2000 was $767,170,580, resulting in net unrealized depreciation of $25,612,374, of which $23,776,034 related to appreciated securities and $49,388,408 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital losses of $69,897,740 during its fiscal period ended September 30, 2000, which included the effect of certain losses recognized from the prior year (see discussion below). Capital loss carryovers aggregated $157,001,807 at September 30, 2000 and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $17,962,753 at September 30, 2002; $20,841,730 at September 30, 2003; $7,420,773 at September
30, 2004; $40,878,811 at September 30, 2007; and $69,897,740 at September 30,
2008.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). During the year ended September 30, 2000, the Fund recognized post-October losses of $20,990,651 that had been deferred from the year ended March 31, 2000.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.

                           For the       For the       For the
                      fiscal period   fiscal year   fiscal year
                              ended         ended         ended
                      September 30,     March 31,     March 31,
                               2000          2000          1999
                       ------------  ------------   -----------
Shares issued from sale
 of shares:
 Class A  ............        6,368        11,205        11,212
 Class B .............          342           321           ---
 Class C .............           63            51           ---
 Class Y  ............          108            65           244
Shares issued from
 reinvestment of dividends:
 Class A  ............        3,661         7,881         7,730
 Class B .............           17             5           ---
 Class C .............            2             1           ---
 Class Y  ............           11            26            27
Shares redeemed:
 Class A  ............      (14,191)      (29,870)      (21,193)
 Class B .............          (42)          (16)          ---
 Class C .............           (7)           (5)          ---
 Class Y  ............          (68)         (122)         (317)
                             ------        ------      --------
Decrease in outstanding
 capital shares ......       (3,736)      (10,458)      (2,297)
                             ======        ======      ========
Value issued from sale
 of shares:
 Class A  ............     $ 53,219      $100,747      $107,437
 Class B .............        2,847         2,822           ---
 Class C .............          525           453           ---
 Class Y  ............          893           591         2,313
Value issued from
 reinvestment of dividends:
 Class A  ............       30,560        70,485        73,752
 Class B .............          140            42           ---
 Class C .............           21             6           ---
 Class Y  ............           96           233           261
Value redeemed:
 Class A  ............     (118,082)     (266,830)     (203,166)
 Class B .............         (353)         (141)          ---
 Class C .............          (57)          (43)          ---
 Class Y  ............         (572)       (1,082)       (3,016)
                           --------      --------      --------
Decrease in outstanding
 capital  ............     $(30,763)     $(92,717)     $(22,419)
                           ========      ========      ========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors High Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors High Income Fund, Inc. (formerly United High Income Fund, Inc.) (the "Fund") as of September 30, 2000, and the related statements of operations for the fiscal period then ended and the fiscal year ended March 31, 2000, the statements of changes in net assets for the fiscal period ended September 30, 2000 and each of the two fiscal years in the period ended March 31, 2000, and the financial highlights for the fiscal period ended September 30, 2000, and for each of the five fiscal years in the period ended March 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors High Income Fund, Inc. as of September 30, 2000, the results of its operations for the fiscal period then ended and the fiscal year ended March 31, 2000, the changes in its net assets for the fiscal period ended September 30, 2000 and each of the two fiscal years in the period ended March 31, 2000, and the financial highlights for the fiscal period ended September 30, 2000, and for each of the five fiscal years in the period ended March 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Kansas City, Missouri
November 3, 2000

INCOME TAX INFORMATION

The amounts of the dividends below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which the dividends were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          ---------------------------------------------------------
                    For Individuals           For Corporations
                  -------------------------------------------------------
  Record         OrdinaryLong-Term                 Non- Long-Term
    Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------   -------- ----------------------------
                                    Class A
04-12-00  $0.0630 $0.0630       $---  $0.0021   $0.0609      $---
05-10-00    .0630   .0630        ---    .0021     .0609       ---
06-14-00    .0630   .0630        ---    .0021     .0609       ---
07-12-00    .0620   .0620        ---    .0021     .0599       ---
08-09-00    .0620   .0620        ---    .0021     .0599       ---
09-13-00    .0620   .0620        ---    .0021     .0599       ---
          ------- -------       ----  -------   -------      ----
Total     $0.3750 $0.3750       $---  $0.0126   $0.3624      $---
          ======= =======       ====  =======   =======      ====
                                    Class B
04-12-00  $0.0560 $0.0560       $--- $.0.0019   $0.0541      $---
05-10-00    .0560   .0560        ---    .0019     .0541       ---
06-14-00    .0560   .0560        ---    .0019     .0541       ---
07-12-00    .0560   .0560        ---    .0019     .0541       ---
08-09-00    .0560   .0560        ---    .0019     .0541       ---
09-13-00    .0550   .0550        ---    .0018     .0532       ---
          ------- -------       ----  -------   -------      ----
Total     $0.3350 $0.3350       $---  $0.0113   $0.3237      $---
          ======= =======       ====  =======   =======      ====
                                    Class C
04-12-00  $0.0580 $0.0580       $---  $0.0019   $0.0561      $---
05-10-00    .0570   .0570        ---    .0019     .0551       ---
06-14-00    .0550   .0550        ---    .0018     .0532       ---
07-12-00    .0560   .0560        ---    .0019     .0541       ---
08-09-00    .0550   .0550        ---    .0018     .0532       ---
09-13-00    .0540   .0540        ---    .0018     .0522       ---
          ------- -------       ----  -------   -------      ----
Total     $0.3350 $0.3350       $---  $0.0111   $0.3239      $---
          ======= =======       ====  =======   =======      ====
                                    Class Y
04-12-00  $0.0650 $0.0650       $---  $0.0022   $0.0628      $---
05-10-00    .0640   .0640        ---    .0021     .0619       ---
06-14-00    .0650   .0650        ---    .0022     .0628       ---
07-12-00    .0640   .0640        ---    .0021     .0619       ---
08-09-00    .0640   .0640        ---    .0021     .0619       ---
09-13-00    .0630   .0630        ---    .0021     .0609       ---
          ------- -------       ----  -------   -------      ----
Total     $0.3850 $0.3850       $---  $0.0128   $0.3722      $---
          ======= =======       ====  =======   =======      ====

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Louise D. Rieke, Vice President
Daniel C. Schulte, Vice President








To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.













FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1009SA(9-00)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors fund, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.